                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 94-3 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1994 to October 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9 day of November, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.45%, 7.80%,
                                  8.05%, 8.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                          MONTHLY REPORT October, 1994

                       CUSIP#'S  393505-CJ9, CK6, CL4, CM2, CN0
                       TRUST ACCOUNT #3331944-0
                       REMITTANCE DATE: 11/15/94

                                                       Total $       Per $1,000
                                                        Amount        Original
                                                    --------------  ------------
Class A Certificates
- --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                                  $2,626,053.03

A.  Interest
    (2)  Aggregate Interest
         a. Class A-1 Interest                          298,806.44    5.06451593
         b. Class A-2 Interest                          192,458.33    6.20833323
         c. Class A-3 Interest                          130,000.00    6.50000000
         d. Class A-4 Interest                          181,125.00    6.70833333
         e. Class A-5 Remittance Rate
             (8.40%,unless Weighted Average
              Contract Rate is below 8.40%)                  8.40%
         f. Class A-5 Interest                          268,338.00    7.00000000

    (3)  Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                          .00           .00

    (4)  Remaining:
         a. Unpaid Class A Interest
            Shortfall                                          .00           .00

B.  Principal
    (5)  Formula Principal Distribution
         Amount                                         966,111.55           N/A
         a. Scheduled Principal                         442,939.81           N/A
         b. Principal Prepayments                       499,312.95           N/A
         c. Liquidated Contracts                         23,858.79           N/A
         d. Repurchases                                        .00           N/A

    (6)  Pool Scheduled Principal
           Balance                                  191,367,093.62  971.38309069
   (6a)  Pool Factor                                     .97138309

    (7)  Unpaid Class A Principal Shortfall
         (if any)following prior Remittance
         date                                                  .00

    (8)  Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         pool Scheduled Principal Balance)                  88.73%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.45%, 7.80%,
                                 8.05%, 8.40%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-3
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                October, 1994

                          CUSIP#'S  393505-CJ9, CK6, CL4, CM2, CN0
                          TRUST ACCOUNT #3331944-0
                          REMITTANCE DATE: 11/15/94

                                                 Total $       Per $1,000
                                                  Amount        Original
                                               -------------  ------------

  (9)  Class A Percentage for the following
       Remittance Date                                88.68%

 (10)  Class A Principal Distribution:
       a. Class A-1                               966,111.55   16.37477203
       b. Class A-2                                      .00           .00
       c. Class A-3                                      .00           .00
       d. Class A-4                                      .00           .00
       e. Class A-5                                      .00           .00

 (11)  Class A-1 Principal Balance             53,362,332.62  904.44631559
(11a)  Class A-1 Pool Factor                       .90444632

 (12)  Class A-2 Principal Balance             31,000,000.00  1000.0000000
(12a)  Class A-2 Pool Factor                      1.00000000

 (13)  Class A-3 Principal Balance             20,000,000.00  1000.0000000
(13a)  Class A-3 Pool Factor                      1.00000000

 (14)  Class A-4 Principal Balance             27,000,000.00  1000.0000000
(14a)  Class A-4 Pool Factor                      1.00000000

 (15)  Class A-5 Principal Balance             38,334,000.00  1000.0000000
(15a)  Class A-5 Pool Factor                      1.00000000

 (16)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                              .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

 (17)  31-59 days                               1,169,580.69            48

 (18)  60 days or more                            369,805.81            16

 (19)  Current Month Repossessions                143,757.54             5

 (20)  Repossession Inventory                     203,869.62             7

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.45%, 7.80%,
                                  8.05%, 8.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1994

                            CUSIP#'S  393505-CJ9, CK6, CL4, CM2, CN0
                            TRUST ACCOUNT #3331944-0
                            REMITTANCE DATE: 11/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in July 2000)

(21)  Average Sixty-Day Delinquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current
          Remittance Date                                          .19%

      (b) Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 4%)                               .15%

(22)  Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current
          Remittance Date                                          .61%

      (b) Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 6%)                               .51%

(23)  Cumulative Realized Losses Test

      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 7% from July 1, 1999 to
          June 30, 2000, 9% from July 1, 2000 to
          June 30, 2001 and 10% thereafter)                        .01%

(24)  Current Realized Losses Test

      (a) Current Realized Losses for current Remittance
          Date                                                10,328.89

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.50%)                                    .01%

(25)  Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance for prior Remittance date (must
          equal or exceed 22%) and the Class B Principal Balance
          as of such Remittance Date is greater than or equal
          to $3,940,095.22                                       11.27%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.30%, 8.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-3
                          CLASS B and C CERTIFICATES
                                MONTHLY REPORT
                                October, 1994

                            CUSIP#'S 393505CP5, CQ3
                            REMITTANCE DATE: 11/15/94

                                                     Total $      Per $1,000
                                                     Amount        Original
                                                     -------      ----------

CLASS B1 CERTIFICATES
- ---------------------
  (1)  Amount Available less the Class A
       Distribution Amount (including Monthly
       Servicing Fee)                                589,213.70

  (2)  Class B-1 Remittance Rate (8.30% unless
       Weighted Average Contract Rate is
       below 8.30%)                                       8.30%

  (3)  Aggregate Class B1 Interest                    61,316.25   6.91666667

  (4)  Amount applied to Unpaid Class
       BI Interest Shortfall                                .00          .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                   .00          .00

  (6)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date             .00

  (7)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)                .00

 (7a)  Class B Percentage for the following
       Remittance Date                                      .00

  (8)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)               .00

 (9a)  Class B1 Principal Shortfall                         .00

 (9b)  Unpaid Class B1 Principal Shortfall                  .00

 (10)  Class B Principal Balance                  21,670,761.00

 (11)  Class B1 Principal Balance                  8,865,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.30%, 8.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-3
                          CLASS B and C CERTIFICATES
                                MONTHLY REPORT
                                October, 1994
                                    Page 2

                                   CUSIP#'S 393505CP5, CQ3
                                   REMITTANCE DATE: 11/15/94

Class B2 and C Certificates
- ---------------------------
  (12)  Remaining Amount Available               527,897.45

  (13)  Class B-2 Remittance Rate (8.65%
        unless Weighted Average Contract
        Rate is less than 8.65%)                      8.65%

  (14)  Aggregate Class B2 Interest               92,308.19   7.20833303

  (15)  Amount applied to Unpaid Class
        B2 Interest Shortfall                           .00          .00

  (16)  Remaining Unpaid Class B2
        Interest Shortfall                              .00          .00

  (17)  Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance Date        .00

  (18)  Class B2 Principal Liquidation Loss Amount      .00

  (19)  Class B2 Principal (zero until Class B1
        paid down; thereafter, Class B Percentage
        of Formula Principal Distribution Amount)       .00

  (20)  Guarantee Payment                               .00

  (21)  Class B2 Principal Balance            12,805,761.00

  (22)  Monthly Servicing Fee (Deducted from
        Certificate Account balance to arrive
        at Amount Available if the Company is
        not the Servicer; deducted from funds
        remaining after payment of Class A
        Distribution Amount and Class B1 and B2
        Distribution Amount; if the Company
        is the Servicer)                          80,138.84

  (23)  Class C Residual Payment                 355,450.42

  (24)  Repossessed Contracts                    143,757.54

  (25)  Repossessed Contracts Remaining
        in Inventory                             203,869.62

  (26)  Weighted Average Contract Rate             10.66642

                                     GTFC
                                     94-3
                                 October, 1994
                              Defaulted Contracts


                                                      Estimated
                                        Repurchase     Loss at
Account #       Principal    Interest     Amount      Sale Date
- ---------       ---------   ----------  ----------    ---------
57311916         23,858.79    159.05     24,017.84     3,426.06
                ----------   -------    ----------    ---------

                $23,858.79   $159.05    $24,017.84    $3,426.06
                ==========   =======    ==========    =========